UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2017 (June 2, 2017)

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37656	47-4452789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 West 26th Street, 9th Floor, New York, New York 10001

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of Sequential Brands Group, Inc. (the “Company”) was held on June 2, 2017. The stockholders of the Company voted as follows on the matters set forth below.

1.        Election of Two Class III Directors. The following nominees for director were elected to serve terms expiring at the annual meeting of stockholders in 2020, based on the following votes:

				Broker
Names	For	Against	Abstain	Non-Votes
Al Gossett	38,689,830	6,675,589	28,866	10,966,124
Aaron Hollander	42,388,285	2,977,056	28,944	10,966,124

2.        Ratification of the Appointment of CohnReznick LLP. The appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for 2017 was ratified, based on the following votes:

			Broker
For	Against	Abstain	Non-Votes
55,861,538	311,425	187,446	-

3.       Advisory Approval of the Compensation of the Company’s Named Executive Officers. The stockholders approved the advisory vote on the compensation of the Company’s Named Executive Officers, based on the following votes:

			Broker
For	Against	Abstain	Non-Votes
32,360,350	12,871,988	161,947	10,966,124

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENTIAL BRANDS GROUP, INC.

By:	/s/ Gary Klein
	Name:	Gary Klein
	Title:	Chief Financial Officer

 Date: June 7, 2017

3